UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2010

Arrowhead Research Corporation

(Exact name of registrant as specified in its charter)

0-21898

(Commission File Number)

Delaware	46-0408024
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

201 South Lake Avenue, Suite 703, Pasadena, CA 91101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (626) 304-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 21, 2010, the Board of Directors of Arrowhead Research Corporation (the “Company”) approved Amendment No. 1 to the Bylaws of the Company, which, among other things, includes an advance notice provision for stockholder proposals and/or nominations at annual meetings. The description of the changes to the Bylaws is qualified in its entirety by reference to Amendment No. 1 to the Bylaws, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

The Company hereby provides notice that the 2010 annual meeting of stockholders shall take place on June 16, 2010.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment No. 1 to the Bylaws of Arrowhead Research Corporation

*         *         *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2010

ARROWHEAD RESEARCH CORPORATION

By:	/S/ KENNETH A. MYSZKOWSKI
Kenneth A. Myszkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Amendment No. 1 to the Bylaws of Arrowhead Research Corporation